EXHIBIT 32.1

CERTIFICATIONS PURSUANT TO 18 U.S.C. SECTION 1350/ SECURITIES EXCHANGE ACT RULE 13a-14(b), AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES – OXLEY ACT OF 2002

In connection with the Annual Report on Form 10-K of Cytori Therapeutics, Inc. for the year ended December 31, 2010 as filed with the Securities and Exchange Commission on the date hereof, Christopher J. Calhoun, as Chief Executive Officer of Cytori Therapeutics, Inc., and Mark E. Saad, as Chief Financial Officer of Cytori Therapeutics, Inc., each hereby certifies, respectively, that:

1.	The Form 10-K report of Cytori Therapeutics, Inc. that this certification accompanies fully complies with the requirements of section 13(a) of the Securities Exchange Act of 1934.

2.
The information contained in the Form 10-K report of Cytori Therapeutics, Inc. that this certification accompanies fairly presents, in all material respects, the financial condition and results of operations of Cytori Therapeutics, Inc.

	By:	/s/ Christopher J. Calhoun
Dated: March 13, 2012		Christopher J. Calhoun
Chief Executive Officer

	By:	/s/ Mark E. Saad
Dated: March 13, 2012		Mark E. Saad
Chief Financial Officer